Deposit for Non-Current Assets	12 Months Ended
Dec. 31, 2013
Deposit for Non-Current Assets
9.	DEPOSIT FOR NON-CURRENT ASSETS

Deposit for non-current assets as of December 31, 2012 represented a refundable deposit of US$8,750 for the purchase of 10,000 square meters of an office building in Hengshui, Hebei province in the PRC. The Group withdrew the purchase plan due to changes in government planning regulations which resulted in the office building no longer being suitable for the Group’s requirements. In July 2013, the Group signed a repayment agreement with the counterparty, pursuant to which the counterparty is obligated to repay the prepayment in installments based on an agreed payment schedule at no interest. As of December 31, 2013, US$713 was repaid and the remaining balance of US$8,037 was reclassified to “prepayments and other current assets” on the consolidated balance sheets. The remaining balance of US$8,037 was fully repaid by February 2014.

Deposit for non-current assets as of December 31, 2013 represented a deposit of US$38,140 for the purchase of 22,402 square meters of an office building in Chengdu, Sichuan province in the PRC. Pursuant to the purchase agreement, the Group is eligible to request a refund if the office building is not completed by March 30, 2015. The development of the office building is expected to be completed by December 31, 2014. If the real estate developer were able to complete the office building by December 31, 2014, the deposit is considered as an interest-free non-refundable payment.